Exhibit 99.1

AMMO, Inc. Completes Sale of Ammunition Manufacturing Assets to Olin Winchester

Sale Transitions AMMO to an E-commerce-Focused Company Accelerating Growth Through GunBroker.com, the Largest Online Marketplace for Firearms, Hunting and Related Products

Sale Allows Company to Center its Attention on Innovation, Profitability, and Long-term Value Creation

SCOTTSDALE, Ariz., April 18, 2025 — AMMO, Inc. (Nasdaq: POWW, POWWP) (“AMMO,” “we,” “us,” “our” or the “Company”), the owner of GunBroker.com, the largest online marketplace for firearms, hunting, and related products, today announced it has completed the sale of its ammunition manufacturing assets to Olin Winchester, LLC (“Olin Winchester”), a subsidiary of Olin Corporation .

This transaction represents a pivotal milestone in AMMO’s transformation into a high-margin, tech-enabled e-commerce company centered around GunBroker.com. The Company intends to focus resources on scaling its digital platform, improving user experience, and unlocking additional value for shareholders.

“This transaction marks a defining moment in AMMO’s evolution,” said Christos Tsentas, Chair of the Board’s M&A Committee. “After a thorough strategic review and collaboration with our financial and legal advisors, we are confident this sale will unlock significant value and enable AMMO to accelerate growth as a pure-play e-commerce platform. GunBroker.com is already the leader in the online firearms marketplace, and we expect this streamlined focus will allow us to double down on innovation, user engagement, and long-term profitability.”

GunBroker.com: Positioned for Scalable Growth

GunBroker.com becomes AMMO’s remaining core business and a high-potential growth engine. Recent initiatives—including enhancements to the checkout experience and expanded offerings in outdoor gear and experiences—have led to improved customer engagement and conversion. The Company anticipates that a simplified business structure and a fortified balance sheet will further fuel targeted investments, operational efficiency, and disciplined capital allocation.

Transaction Details

As part of the transaction, Olin Winchester acquired AMMO’s 185,000-square-foot manufacturing and ballistic testing facility in Manitowoc, Wisconsin.

Entering into the transaction, which was unanimously approved by AMMO’s Board and its M&A Committee, was the culmination of a comprehensive strategic review process beginning in February 2024, during which the Company worked with a team of independent advisors to engage with an array of prospective buyers. That comprehensive strategic review process included: establishing an M&A Committee comprised solely of independent directors; evaluating multiple investment banks to assist the Board and the M&A Committee, which ultimately led to the engagement of Baird; pursuing a thorough and competitive sale process that involved 15 potential buyers; selecting Lake Street Capital Markets (“Lake Street”), from among a group of firms evaluated by the M&A Committee, to conduct an independent analysis of the transaction in connection with the rendering of a fairness opinion to the Board, which opinion was sought from Lake Street regardless of whether its ultimate conclusions were favorable or unfavorable; Lake Street’s determination that the transaction was fair from a financial point of view, and that it fell within a range of possible values; and engaging in a thorough and deliberate evaluation process by the M&A Committee and the entire Board, which considered the merits and risks of the multiple bids and the proposed transaction with Olin Winchester, as well as strategic alternatives to the proposed transaction with Olin Winchester.

As previously disclosed, we believe the Company has significant opportunities to grow and scale GunBroker.com, as the e-commerce space for the firearms and shooting sports industries continues expanding. Among other reasons, as a result of higher supply costs relative to our larger manufacturing competitors, challenges in securing larger government contracts due to our manufacturing capacity, industry headwinds, and historical operating losses in the ammunition segment diverting our resources from growth opportunities, we believe the sale of the ammunition manufacturing assets will enable us to capitalize on e-commerce growth opportunities, while allowing the Company to become a more focused, streamlined and profitable organization. Moving forward, the Company expects to focus on growing and prioritizing the profitable, high-margin GunBroker.com marketplace. The successful completion of this transaction is expected to further simplify the business, while reinforcing AMMO’s cash position to support expansion and thoughtful capital allocation. The Company expects to use the proceeds from the transaction for general corporate purposes, although the Board may evaluate other uses in the future when and as appropriate.

AMMO was advised by Baird and represented by Bryan Cave Leighton Paisner LLP in connection with the transaction. Lake Street Capital Markets provided a fairness opinion to the Board.

Rebranding and Next Phase

In conjunction with the sale, AMMO is beginning a formal rebranding process, including a corporate name change to Outdoor Holding Company, to better reflect its e-commerce identity and broader vision in the outdoor lifestyle and sporting goods sectors.

Additional Company Updates

Nasdaq Listing Compliance

As disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2025, the Company received an additional deficiency notification letter from The Nasdaq Stock Market LLC (“Nasdaq”), requiring the Company to submit an updated plan by no later than March 6, 2025 concerning its efforts to regain compliance with Nasdaq’s listing requirements. The Company timely submitted the updated compliance plan to Nasdaq and will provide additional details to investors as appropriate.

About GunBroker

GunBroker is the largest online marketplace dedicated to firearms, hunting, shooting and related products. Third-party sellers list items on the site and Federal and state laws govern the sale of firearms and other restricted items. Ownership policies and regulations are followed using licensed firearms dealers as transfer agents. Launched in 1999, the GunBroker.com website is an informative, secure and safe way to buy and sell firearms, ammunition, shooting accessories, and outdoor gear online. GunBroker promotes responsible ownership of guns and firearms. For more information, visit: www.gunbroker.com.

Cautionary Statement Concerning Forward-Looking Statements

Statements contained in this press release that are not statements of historical fact are considered “forward-looking statements” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, among others, statements about the expected benefits of the transaction and statements about the Company’s plans, objectives, expectations and intentions for its business following consummation of the transaction. These statements are based only on Company management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, risks associated with pending or threatened litigation related to the transaction; unexpected costs, charges or expenses resulting from the transaction; risks related to disruption of management time from ongoing business operations due to the transaction; failure to realize the benefits expected from the transaction; and effects of the completion of the transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on June 13, 2024, and additional disclosures the Company makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law, the Company expressly disclaims any obligation or undertaking to any update forward-looking statements.

Contacts

For media:

Longacre Square Partners

Rebecca Kral

AMMO@longacresquare.com

For investors:

CoreIR
Phone: (212) 655-0924

IR@ammo-inc.com

Source: AMMO, Inc.